Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of March 12, 2012, is by and among TBC Corporation, a Delaware corporation (“Parent”), Gearshift Merger Corp., a Delaware corporation and a wholly owned Subsidiary of Parent (“Acquisition Sub”), Midas, Inc., a Delaware corporation (the “Company”), Alan D. Feldman (“Feldman”) and the Alan D. Feldman Irrevocable 2010 Midas Grantor Annuity Trust (the “Trust”). Feldman and the Trust are each referred to herein as a “Stockholder” and together, the “Stockholders” and all of the undersigned are referred to herein collectively as the “Parties” and each a “Party.” The Company shall only be a party to this Agreement for purposes of Sections 4.6 through 4.9 and ARTICLE V of this Agreement. Except as otherwise provided in this Agreement, any capitalized terms used, but not otherwise defined, herein will have the meanings ascribed to such terms in the Merger Agreement, as defined herein.

WHEREAS, as of the date hereof, each of the Stockholders (i) is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of Company Common Stock set forth opposite such Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any shares of Common Stock of the Company that are hereafter issued to or otherwise acquired or owned by each of the Stockholders prior to the termination of this Agreement being referred to herein as the “Subject Shares”) and (ii) owns the number of Company Options set forth opposite such Stockholder’s name on Schedule A;

WHEREAS, Parent, Acquisition Sub and the Company intend to enter into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended from time to time (the “Merger Agreement”), which provides, among other things, for Acquisition Sub to commence the Offer and consummation of the Merger, each upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Company Board has unanimously approved this Agreement, including for purposes of Section 203 of the DGCL; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Acquisition Sub have required that each Stockholder, and as an inducement and in consideration therefor, each Stockholder (in each Stockholder’s capacity as a holder of the Subject Shares and Company Options) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER

1.1 Agreement to Tender. Each Stockholder agrees to validly tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares (excluding Subject Shares that are the subject of unexercised Company Options) pursuant to and in accordance with the terms of the Offer, free and clear of all Liens (other than the Transfer Restrictions (as defined herein)).

Without limiting the generality of the foregoing, as promptly as practicable, but in no event later than ten (10) Business Days, after the commencement of the Offer, such Stockholder shall (a) deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to such Stockholder’s Subject Shares complying with the terms of the Offer, (ii) one or more Certificates representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as Parent’s tender offer agent may reasonably request) in the case of a book-entry share of any uncertificated Subject Shares, and (iii) all other documents or instruments required to be delivered by the Company Stockholders pursuant to the terms of the Offer, or (b) cause such Stockholder’s broker or such other Person that is the holder of record of any Subject Shares beneficially owned by such Stockholder to tender such Subject Shares pursuant to and in accordance with clause (a) of this Section 1.1 and the terms of the Offer. Each Stockholder agrees that, once such Stockholder’s Subject Shares are tendered, such Stockholder will not withdraw or cause such Stockholder’s broker or such other Person that is the holder of record of any Subject Shares beneficially owned by such Stockholder to withdraw, any of such Subject Shares from the Offer. If the Offer is terminated or withdrawn by Acquisition Sub, or the Merger Agreement is terminated pursuant to its terms prior to the purchase of the Subject Shares at the Acceptance Time, Acquisition Sub shall as promptly as practicable return, and shall cause any depository acting on behalf of Acquisition Sub to return, all Subject Shares tendered to such Stockholder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

Each Stockholder represents and warrants to Parent and Acquisition Sub, jointly and severally, that:

2.1 Binding Agreement. Feldman has full legal capacity to execute and deliver this Agreement, to perform his covenants and obligations hereunder and to consummate the transactions contemplated hereby. The Trust is a trust duly formed, validly existing and in good standing under the Laws of the state of its formation, has all requisite power to own, lease and operate its properties. This Agreement has been duly executed and delivered by each Stockholder and, assuming the due authorization, execution and delivery by Parent and Acquisition Sub, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

2.2 Non-Contravention. The execution and delivery by the Stockholder of this Agreement and the performance by the Stockholder of his or its covenants and obligations hereunder does not and the consummation by the Stockholder of the transactions contemplated hereby will not (a) violate any Law applicable to the Stockholder or the Stockholder’s Subject Shares or Company Options, (b) except as may be required by applicable securities Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien on any of the Subject Shares or Company Options pursuant to, any Contract or Order binding on the Stockholder or any applicable Law, (c) render any Takeover Laws or the restrictions contained therein applicable to the Merger, the Offer or any other transaction involving Parent, Acquisition Sub or any Affiliate thereof, and (d) in the case of the Trust, violate or conflict with any provision of the organizational documents of the Trust except in the case of clause (a), (b) or (d) as would not reasonably be expected to affect adversely the ability of the Stockholder to perform his or its obligations under this Agreement in any material respect or to consummate the transactions contemplated hereby in a timely manner.

2.3 Ownership of Subject Shares, Company Options; Total Shares. Each of the Stockholders is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Subject Shares and Company Options and has good and marketable title to such Subject Shares and Company Options, free and clear of any Liens, except as provided hereunder or pursuant to any applicable restrictions on transfer under the Securities Act (collectively, “Transfer Restrictions”). Other than as set forth on Schedule B, the Subject Shares and Company Options listed on Schedule A opposite the Stockholder’s name constitute all of the Equity Interests of the Company beneficially owned by such Stockholder as of the date hereof, and such Stockholder neither holds nor has any beneficial ownership in any other Equity Interest in the Company. Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Stockholders’ Subject Shares or Company Options.

2.4 Voting Power. Other than as provided in this Agreement, the Stockholder or the signatory on behalf of the Stockholder has full voting power with respect to the Stockholder’s Subject Shares and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder’s Subject Shares and, if applicable, the Stockholder’s Company Options. None of the Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.5 Reliance. Each of the Stockholders has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. Each of the Stockholders understands and acknowledges that Parent and Acquisition Sub are entering into the Merger Agreement in reliance upon the Stockholders’ execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. There is neither any Legal Proceeding pending or threatened in writing against nor any outstanding Order applicable to any of the Stockholders or any of the Stockholders’ properties or assets (including the Subject Shares and Company Options) that would reasonably be expected to prevent or materially delay or impair the consummation by the Stockholders of the transactions contemplated by this Agreement or otherwise adversely impact the Stockholders’ ability to perform its obligations hereunder in any material respect. Each of the Stockholders is not subject to any outstanding Order.

2.7 Brokers. There is no financial advisor, investment banker, broker, finder, agent or similar Person that has been retained by or is authorized to act on behalf of each of the Stockholders who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Each of Parent and Acquisition Sub represent and warrant to each of the Stockholders, jointly and severally, that:

3.1 Organization; Authorization. Parent is a corporation duly organized, validly existing and in good standing under Delaware Law. Acquisition Sub is a corporation duly organized and validly existing under Delaware Law. Each of Parent and Acquisition Sub is in good standing (to the extent such concept is recognized under the applicable Law of the jurisdiction of its organization or formation). Each of Parent and Acquisition Sub has the requisite corporate power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Acquisition Sub of this Agreement, the performance by Parent and Acquisition Sub of their respective obligations hereunder and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Acquisition Sub, and no other corporate proceeding on the part of Parent or Acquisition Sub is necessary to authorize the execution and delivery by Parent and Acquisition Sub of this Agreement, the performance by Parent and Acquisition Sub of their respective covenants and obligations hereunder or the consummation by Parent and Acquisition Sub of the transactions contemplated hereby.

3.2 Binding Agreement. This Agreement has been duly executed and delivered by each of Parent and Acquisition Sub and, assuming the due authorization, execution and delivery by the other Parties hereto, constitutes a legal, valid and binding obligation of each of Parent and Acquisition Sub.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDER

Each Stockholder hereby, jointly and severally, covenants and agrees that until the termination of this Agreement:

4.1 Voting of Subject Shares; Proxy.

(a) At every meeting of the Company Stockholders called, and at every adjournment or postponement thereof, such Stockholder shall, or shall cause the holder of record of the Subject Shares on any applicable record date to, appear or otherwise cause such Stockholder’s Subject Shares to be counted as present for purposes of establishing a quorum at any such meeting of Company Stockholders and vote such Stockholder’s Subject Shares (to the extent that any of the Subject Shares are not purchased in the Offer) (the “Vote Shares”) (i) in favor of (A) the adoption and approval of the Merger Agreement and the transactions contemplated thereby or any other transaction pursuant to which Parent proposes to acquire the Company, whether by tender offer or merger, in which the Company Stockholders would (x) receive aggregate consideration per share of Common Stock equal to or greater than the consideration to be received by such Company Stockholders in the Offer and the Merger, (y) receive only cash and no other form of consideration and (z) not be required to agree to any additional obligations, liabilities, covenants or other agreements, and (B) approval of any proposal to adjourn or postpone the meeting to a later date, if requested by Parent or Acquisition Sub, (ii) against (A) any action or agreement which would in any material respect impede, interfere with or prevent the Offer or the Merger, including, but not limited to, any other extraordinary corporate transaction, including, a merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company and any Person (other than Parent, Acquisition Sub or their respective Affiliates), or any other proposal of any Person (other than Parent, Acquisition Sub or their respective Affiliates) to acquire the Company or all or substantially all of the assets thereof, (B) any Acquisition Proposal and any action in furtherance of any Acquisition Proposal or (C) any action, proposal, transaction or agreement that would reasonably be expected to result in the failure of the Minimum Tender Condition, the occurrence of any condition set forth in clauses (i) through (viii) of Annex A to the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of any of the Stockholders under this Agreement and/or (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company Stockholders.

(b) Such Stockholder hereby irrevocably grants to, and appoints, Parent and any designee thereof, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to attend any meeting of the Company Stockholders on behalf of such Stockholder with respect to the matters set forth in Section 4.1(a), to include such Subject Shares in any computation for purposes of establishing a quorum at any such meeting of Company Stockholders, and to vote all Vote Shares, or to grant a consent or approval in respect of the Vote Shares, in connection with any meeting of Company Stockholders or any action by written consent in lieu of a meeting of Company Stockholders in a manner consistent with the provisions of Section 4.1(a). Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4.1(b) is given in connection with the execution of this Agreement and the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and, until termination of this Agreement in accordance with Section 5.2 hereof, is intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.

4.2 No Transfer; No Inconsistent Arrangements. Except as provided hereunder (including pursuant to Section 1.1 or Section 4.1) or under the Merger Agreement, such Stockholder shall not, directly or indirectly, (a) create or permit to exist any Lien, other than the Transfer Restrictions, on any or all of the Stockholder’s Equity Interests in the Company, including any Subject Shares and Company Options, (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend, distribution, or otherwise) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any or all of the Stockholder’s Equity Interests in the Company, including any Subject Shares and Company Options, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of any or all of the Stockholder’s Equity Interests in the Company, including any Subject Shares and Company Options, or any right or interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of such Stockholder’s Equity Interests in the Company, including any Subject Shares and Company Options, (e) deposit or permit the deposit of any or all of the Stockholder’s Equity Interests in the Company, including any Subject Shares and Company Options, into a voting trust or enter into a voting agreement or arrangement with respect to any of such Equity Interests, including the Subject Shares and Company Options, or (f) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect; provided that the foregoing shall not prohibit the donative transfer to any immediate family member of Feldman, any charity to which such Stockholder wishes to contribute and/or any entity controlled by such family member or charity, or a trust, including a charitable remainder trust, for the exclusive benefit of Feldman, any immediate family member of Feldman, any charity to which Feldman wishes to contribute and/or any entity controlled by such trusts; provided further that prior to and as a condition to any such Transfer, the transferee shall agree in writing to be bound by all of the terms hereof without modification. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any or all of such Stockholder’s Subject Shares and, if applicable, such Stockholder’s Company Options shall occur (including, if applicable, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares and Company Options subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares and Company Options (a) with respect to any Company Options that expire on or prior to the Expiration Date, to the Company for purpose of a net exercise permitted under the documents related to such Company Options (pursuant to which any Common Stock issued by the Company would be Subject Shares); or (b) as Parent may otherwise agree in writing in its sole discretion. If so requested by Parent and to the extent certificated and not held in book entry form, the Stockholder agrees that the Subject Shares and Company Options shall bear the following legend with respect to the respective Subject Shares and/or Company Options being subject to this Agreement, provided such legend shall be removed upon the valid termination of this Agreement:

“The shares and/or options represented by this certificate are subject to restrictions on transfer and other restrictions pursuant to the provisions of the Tender and Support Agreement (the “Agreement”), dated as of March 12, 2012, by and among TBC Corporation, a Delaware corporation, Gearshift Merger Corp, a Delaware corporation, Midas, Inc., a Delaware corporation (the “Company”), Alan D. Feldman and the Alan D. Feldman Irrevocable 2010 Midas Grantor Annuity Trust. A copy of the Agreement may be obtained upon written request to the Company at 1300 Arlington Heights Road, Itasca, IL 60143.”

4.3 No Exercise of Appraisal Rights; Actions. Each of the Stockholders (a) waives and agrees not to demand appraisal of Stockholder’s Subject Shares pursuant to Section 202 of the DGCL and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Acquisition Sub, the Company or any of their respective Representatives (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (ii) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

4.4 Documentation and Information. Each of the Stockholders consents to and hereby authorizes Parent and Acquisition Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Acquisition Sub reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares and/or Company Options, the existence of this Agreement and the nature of Stockholder’s commitments and obligations under this Agreement, and each of the Stockholders acknowledges that Parent and Acquisition Sub may in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Each of the Stockholders agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and each of the Stockholders agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that the Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

4.5 Adjustments. In the event (a) of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares or (b) that any of the Stockholders shall become the beneficial owner of any additional shares of Company Common Stock, then the terms of this Agreement shall apply to the shares of Company Common Stock held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder. In the event that any of the Stockholders shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4.1 hereof, then the terms of Section 4.1 hereof shall apply to such other securities as though they were Subject Shares hereunder.

4.6 Exercise of Company Options. Each of the Stockholders hereby irrevocably elects to exercise its Company Options, if any, conditioned solely upon the occurrence of the Acceptance Time and the Wire Initiation, as defined herein, in a cashless exercise (without shares of Common Stock being sold into the public market in connection therewith) such that the Stockholder will be entitled to receive immediately after the Wire Initiation in full satisfaction of the Company’s obligations with respect to such Stockholder’s Company Options the number of shares of Common Stock equal to the aggregate number of shares of Common Stock underlying such Stockholder’s Company Options, less the number of shares of Common Stock (valued at the Offer Price per share for this purpose) withheld by the Company (a) in payment of the exercise price of such exercised Company Options, and (b) in order to satisfy all required withholding taxes due on account of the exercise of such Company Options, as applicable (the net shares so delivered, the “Net Shares”). The Company covenants that it shall issue, or cause to be issued, duly and validly executed physical stock certificates representing the Net Shares in the name of such Stockholder immediately after the Wire Initiation in full satisfaction of the Company’s obligations under such Stockholder’s Company Options.

4.7 Transfer of Net Shares. Each of the Stockholders hereby irrevocably directs the Company, on its behalf, to transfer any share certificates issued pursuant to Section 4.6 with respect to the Net Shares to Acquisition Sub immediately upon the Wire Initiation, and the Company covenants to so transfer and deliver such share certificates to Acquisition Sub.

4.8 Payment for Net Shares. Acquisition Sub shall pay to the Stockholders an amount equal to the Offer Price per share for the Net Shares. The “Wire Initiation” means the initiation by or on behalf of Acquisition Sub of a wire of immediately available funds to an account designated by the Stockholder, in writing within ten (10) Business Days after the date hereof, in an amount equal to the Offer Price per share for each of such Stockholder’s Net Shares.

4.9 No Adjustments. Each of the Stockholders and the Company acknowledge and agree that unless this Agreement is terminated (a) no changes may be made to the Stockholders’ directives to exercise such Stockholder’s Company Options, as applicable, issue the applicable shares of Common Stock to such Stockholder and transfer all of the share certificates with respect to the shares pursuant to Sections 4.6 through 4.9 without the express written consent of Parent, (b) Parent is an intended beneficiary of Sections 4.6 through 4.9 and (c) all of the Stockholders’ directives pursuant to Sections 4.6 through 4.9 shall be binding, as applicable, upon such Stockholder’s estate, beneficiaries, heirs, successors, assigns and any other person who may acquire beneficial ownership of, or any other interest in, such Stockholder’s Company Options.

ARTICLE V

MISCELLANEOUS

5.1 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given when delivered in person, or upon confirmation of receipt when transmitted by facsimile transmission or by electronic mail, or on receipt after dispatch by registered or certified mail, postage prepaid, or on the next Business Day if transmitted by national overnight courier, in each case addressed as follows: (a) if to Parent or Acquisition Sub, in accordance with the provisions of the Merger Agreement and (b) if to a Stockholder, to such Stockholder’s address, facsimile number or e-mail address set forth on a signature page hereto, or to such other address, facsimile number or e-mail address as such Stockholder may hereafter specify in writing for the purpose by notice to each other party hereto.

5.2 Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the Offer shall have terminated or the Expiration Date shall have occurred, in each case without acceptance for payment of the Subject Shares pursuant to the Offer, (d) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the Stockholders pursuant to the Merger Agreement as in effect on the date hereof, and (e) the mutual written consent of all of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement and the power-of-attorney and proxy set forth in Section 4.1 shall be revoked, terminated and of no further force and effect; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this ARTICLE V shall survive any termination of this Agreement.

5.3 Amendments and Waivers. At any time and from time to time prior to the Effective Time, any Party or Parties may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party or Parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties made to such Party or Parties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such Party or Parties contained herein. Any agreement on the part of a Party or Parties hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party or Parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

5.4 Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party or Parties, as applicable, incurring such expenses whether or not the Offer or the Merger is consummated.

5.5 Binding Effect; Benefit; Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, and any assignment without such prior written approval shall be null and void; provided, that Acquisition Sub, upon prior written notice to the Stockholders, may assign, in its sole discretion, any of or all its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly owned Subsidiary of Parent, in which event all references herein to Acquisition Sub shall be deemed references to such other Subsidiary except that all representations and warranties made herein with respect to Acquisition Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Subsidiary as of the date of such designation. Subject to the preceding sentence, this Agreement shall (a) be binding upon the Parties hereto and their respective successors and permitted assigns and (b) shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

5.6 Governing Law; Venue.

(a) THIS AGREEMENT AND ANY LEGAL PROCEEDING (WHETHER AT LAW, IN CONTRACT OR IN TORT) THAT MAY BE DIRECTLY OR INDIRECTLY BASED UPON, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(b) Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware or Delaware

Superior Court, for the purpose of any Legal Proceeding directly or indirectly based upon, relating to or arising out of this Agreement or any transaction contemplated hereby or the negotiation, execution or performance hereof or thereof, and each of the Parties hereby irrevocably agrees that all claims in respect to such action or proceeding shall be brought in, and may be heard and determined, exclusively in such state or federal courts. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue in, and any defense of inconvenient forum to the maintenance of, any action or proceeding so brought. Each of the Parties agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(c) Each of the Parties irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such Party at the addresses set forth in Section 11.2 of the Merger Agreement or, in the case of the Stockholders, at the address on a signature page thereto. Nothing in this Section 5.6(c) shall affect the right of any Party to serve legal process in any other manner permitted by Law.

(d) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY BASED UPON, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.7 Counterparts; Delivery by Facsimile or Email. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

5.8 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein or therein constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT,

NEITHER PARENT, ACQUISITION SUB OR ANY OF THEIR AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES OR REPRESENTATIVES, ON THE ONE HAND, NOR EACH OF THE STOCKHOLDERS OR THE COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES OR REPRESENTATIVES, ON THE OTHER HAND, MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

5.9 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

5.10 Specific Performance. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that in any such case any breach of this Agreement could not be adequately compensated by monetary damages alone. Accordingly, the Parties agree that, prior to the valid termination of this Agreement in accordance with Section 5.2, each Party shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with Section 5.6, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at law or in equity. Each Party hereto accordingly agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party under this Agreement all in accordance with the terms of this Section 5.10. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to post a bond or undertaking in connection with such order or injunction sought in accordance with the terms of this Section 5.10.

5.11 Headings. The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

5.12 Mutual Drafting. The Parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

5.13 Further Assurances. Parent, Acquisition Sub and each of the Stockholders will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

5.14 Interpretation. Unless the context otherwise requires, as used in this Agreement: (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; (e) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement; and (f) a reference to any Law means such Law as amended, modified, codified, replaced or reenacted and all rules and regulations promulgated thereunder.

5.15 Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of such Stockholder or any affiliate, agent or designee of such Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of the Company. Feldman hereby agrees to cause the Trust to take and perform all of its covenants and obligations hereunder.

5.16 No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the Merger Agreement is executed by all parties thereto, and (b) this Agreement is executed by all Parties hereto.

5.17 No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Acquisition Sub any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares and Company Options. All rights, ownership and economic benefits of and relating to the Subject Shares and Company Options shall remain vested in and belong to the Stockholders, and neither Parent nor Acquisition Sub shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares, except as otherwise provided herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.

TBC CORPORATION

By:	/s/ Lawrence C. Day
	Name:	Lawrence C. Day
	Title:	President & Chief Executive Officer

GEARSHIFT MERGER CORP.

By:	/s/ Brian Maciak
	Name:	Brian Maciak
	Title:	Vice President & Secretary

Signature Page to Tender and Support Agreement

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.

MIDAS, INC.

By:	/s/ Alvin K. Marr
	Name:	Alvin K. Marr
	Title:	Senior Vice President, General Counsel & Secretary

Signature Page to Tender and Support Agreement

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement effective as of the date first above written.

/s/ Alan D. Feldman
Alan D. Feldman

Alan D. Feldman Irrevocable 2010 Midas Grantor Annuity Trust

/s/ Alan D. Feldman
Alan D. Feldman, Trustee

Signature Page to Tender and Support Agreement

Schedule A

Name of Stockholder	No. Shares	No. Company Stock Company Options
Alan D. Feldman	385,645	949,006
Alan D. Feldman Irrevocable 2010 Midas Grantor Annuity Trust	67,179	0

A-1

Schedule B

Shares Not Constituting Subject Shares

Name of Stockholder	No. Shares		No. Company Stock Company Options
Deborah A. Feldman Irrevocable 2010 Midas Grantor Annuity Trust, the trustee of which is Deborah A. Feldman	67,179	shares	0

B-1